EXHIBIT 10.52

BORDERS GROUP, INC.

OMNIBUS AMENDMENT NO. 2

         This OMNIBUS AMENDMENT NO. 2, dated as of May 20, 2003 (this “Amendment”), is among BORDERS GROUP, INC. (the “Company”), BORDERS, INC. (“Borders”), WALDEN BOOK COMPANY, INC. (“Walden”), WALDENBOOKS PROPERTIES, INC. (“WPI”), BORDERS PROPERTIES, INC. (“BPI”), WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee (“Owner Trustee”), SAM PROJECT FUNDING CORP. I, as Investor (“Investor”), SUNTRUST BANK, as Co-Arranger, Administrative Agent (“Administrative Agent”), Real Estate Administrative Agent (“Real Estate Administrative Agent”) and Documentation Agent (“Documentation Agent”), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as Co-Arranger (together with SunTrust Bank, each a “Co-Arranger” and collectively, “Co-Arrangers”) and Syndication Agent (“Syndication Agent”), and the Lenders party thereto (the “Lenders”).

BACKGROUND

         1.   The Company, Borders, Walden, WPI, BPI, Owner Trustee, Investor, Administrative Agent, Syndication Agent, Real Estate Administrative Agent, Documentation Agent and certain of the Lenders are parties to that certain Participation Agreement, dated as of November 22, 1995, which was Amended and Restated October 17, 1997, and which was amended pursuant to the Omnibus Amendment dated as of June 21, 2002 (as heretofore amended, the “Participation Agreement”).

         2.   Owner Trustee, as Borrower, Administrative Agent, Syndication Agent and Real Estate Administrative Agent are parties to that certain Credit Agreement, dated as of November 22, 1995, which was Amended and Restated as of October 17, 1997, and which was amended pursuant to the Omnibus Amendment dated as of June 21, 2002 (as heretofore amended, the “Credit Agreement”).

         3.   The parties hereto desire to amend the Participation Agreement, the Credit Agreement and certain other Operative Agreements (as defined below) in order to decrease the facility provided thereunder and reallocate the outstanding amounts of the Loans among the Lenders.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.   Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Participation Agreement.

         Section 2.   Certain Definitions.  Appendix A is hereby amended by deleting the definitions “Aggregate Commitment Amount”, “New Synthetic Lease Facility”, “Required Lenders” and “Restricted Payment Amount” and the following definitions are substituted therefor:

“Aggregate Commitment Amount” shall mean $25,000,000, as such amount may be increased or decreased pursuant to the Credit Agreement.

“New Synthetic Lease Facility” shall mean the Synthetic Lease facility agented by SunTrust Bank to be entered into by the Company and certain of its Subsidiaries on June 21, 2002 pursuant to the New Synthetic Lease Documents with a total facility amount not to exceed $25,000,000.

“Required Lenders” shall mean (i) Lenders whose Commitments aggregate 80% of the Commitments of all of the Lenders, or (ii) if the Commitments shall have been terminated, Lenders whose outstanding Loans aggregate 80% of the total principal amount of outstanding Loans hereunder.

“Restricted Payment Amount” means, over the term of the Revolving Credit Agreement, an amount not to exceed the sum of (i) $225,000,000 plus (ii) the aggregate amount paid to the Company (whether in cash or in shares of the Company’s stock), from time to time and at any time since the Omnibus Amendment Effective Date, by officers, employees or directors of the Company or any of its Subsidiaries in connection with the exercise of options to purchase shares of the Company’s stock, plus (iii) the realized tax benefit (as calculated by the Company in a manner satisfactory to the Agent) for tax years ending after the Omnibus Amendment Effective Date, resulting from the exercise, from time to time and at any time since the Omnibus Amendment Effective Date, of such options or resulting from the lapse, from time to time and at any time since the Omnibus Amendment Effective Date, of restrictions on (and vesting of rights in) certain shares of the Company’s stock subject to the Management Stock Purchase Plan or any similar successor plan. For purposes of calculating the Restricted Payment Amount, to the extent shares of the Company’s stock are delivered to the Company in payment of the exercise price of options, or in payment of taxes associated with the exercise of options or the vesting of restricted shares, such delivered shares are deemed to be repurchased by the Company at fair market value (as defined in the Company’s stock option plan) on the date of delivery to the Company. Such delivered share repurchases will serve to reduce the available Restricted Payment Amount.

         Section 3.   Aggregate Limit on Loans.  (a) Section 2.01 of the Participation Agreement is hereby amended by deleting the amount “$100,000,000” where it appears in clause (a) of the first sentence thereof and substituting therefor the amount “$25,000,000”.

         (b)   Section 2.02 of the Participation Agreement is hereby amended by deleting the amount “$100,000,000” where it appears in the third line thereof and substituting therefor the amount “$25,000,000”.

         Section 4.   Amendment of Commitments. Section 12.01 of the Credit Agreement is hereby amended by deleting the amount “$100,000,000” where it appears in clause (ii) of the second sentence thereof and substituting therefor the amount “$25,000,000”.

         Section 5.   Amendment of Guarantee. Section 12.01(j) of the Guarantee is hereby amended by deleting the amount “$75,000,000” where it appears in the last line thereof and substituting therefore the amount “$25,000,000”.

         Section 6.   Commitments; Departing Lenders. Schedule II to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor Schedule II attached hereto. On the date hereof, the Lenders that are listed on Schedule II attached hereto (the “Remaining Lenders”) shall make payments to the Administrative Agent, who shall distribute such payments to the other Lenders (including the Departing Lenders) as prepayments of the principal of such other Lenders’ Revolving Credit Loans and Swing Loans, such that, after giving effect to such payment and distributions, each Lender’s outstanding Revolving Credit Loans shall be equal to the product of (A) aggregate outstanding Revolving Credit Loans times (B) such Lender’s Ratable Share. Such payment shall be made in immediately available funds to such account as the Administrative Agent shall specify to the Lenders. Each of the financial institutions that was party to the Participation Agreement and the Credit Agreement but is designated on the signature pages hereto as a “Departing Lender” hereby acknowledges receipt as of the date hereof of the amounts distributable to it pursuant to this Section, and in connection therewith such Departing Lender shall have no further rights or obligations under the Operative Agreements, except that all claims of the Departing Lenders pertaining to the representations, warranties, covenants and indemnities of the Borrower, the Guarantors and the Lessees under the Operative Agreements (without giving effect to this Amendment) shall survive in accordance with the terms of the Operative Agreements (without giving effect to this Amendment) to the extent such claims arose out of events occurring prior to the date hereof.

         Section 7.   Notes. The Notes issued by the Borrower on the Omnibus Amendment Effective Date to the Administrative Agent (the “Original Notes”) shall be replaced with Tranche A Note and Tranche B Note issued by the Borrower to the Administrative Agent for the benefit of the Lenders; upon such replacement, such Original Notes shall be deemed to be cancelled. Any reference to the Notes in the Operative Agreements shall be deemed to refer to such replacement Notes.

         Section 8.   Guarantee; Representations. The Guarantors hereby affirm their obligations under the Guarantee after giving effect to this Amendment. Each Guarantor and each Lessee hereby represents and warrants that, after giving effect to this Amendment, (i) no Lease Event of Default, Event of Default, Lease Default or Default has occurred and is continuing or will result from this Amendment, (ii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since the Balance Sheet Date, and (iii) each representation and warranty of each Guarantor and each Lessee contained in the Participation Agreement and the other Operative Agreements is true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         Section 9.    Conditions. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent: (i) the replacement Notes referred to in Section 7 of this Amendment executed by the Borrower; (ii) certificates of an appropriate officer of each of the Guarantors and the Lessees, dated as of the date hereof, certifying as to (A) no amendments, modifications or supplements to the Governing Documents of any Guarantor or Lessee and that such Governing Documents are in full force and effect or attaching certified copies of any amendments, modifications or supplements thereto, (B) the corporate actions taken by each of the Guarantors and the Lessees authorizing the execution, delivery, and performance hereof, and (C) the names, titles, incumbency, and specimen signatures of the officers of each of the Guarantors and the Lessees authorized to sign this Amendment on behalf of such Guarantor or Lessee; and (iii) receipt by the Departing Lenders of the prepayment amounts of Revolving Credit Loans and Swing Loans described in Section 6 hereof, together with the payment by the Lessees and the Guarantors of all accrued interest, costs, expenses and fees of the Departing Lenders in accordance with the Operative Agreements (including their pro rata share of the Facility Fee due July 1, 2003.

         Section 10.    Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York. This Amendment may be executed by the parties hereto and separate counterparts, (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one in the same agreement. The Operative Agreements, as amended hereby, remain in full force and effect and are hereby ratified by each of the parties hereto. Any reference to any Operative Agreement from and after the date hereof shall be deemed to refer to such Operative Agreements as amended hereby, unless otherwise expressly stated. The Company hereby agrees to promptly pay, or reimburse the Administrative Agent and the Lenders for all costs and expenses, including reasonable legal fees and disbursements, incurred by such Person in connection with this Amendment.

         Section 11.   Instruction to Owner Trustee. Each of the undersigned Lessees and Agents (the “Instructing Parties”), by executing its counterpart of this Amendment hereby authorizes and instructs the Owner Trustee to execute and deliver this Amendment, the Tranche A Note and the Tranche B Note pursuant to Section 4.2 of the Trust Agreement. Each of the undersigned Instructing Parties hereby certifies that it has reviewed and approved of this Amendment, the Tranche A Note and the Tranche B Note, and this instruction and such action by the Owner Trustee pursuant to this instruction are not contrary to any obligation of the Owner Trustee, and are consistent with, permitted by and in compliance with each of the Operative Agreements. In order to induce the Owner Trustee to take the foregoing actions, each of the undersigned Lessees hereby agrees to indemnify Wilmington Trust Company, its directors, officers, employees, and agents (each, an “Indemnitee”) for, and agrees to hold each Indemnitee harmless against, any liability, loss or expense (including, without limitation, legal and other professional fees and expenses) incurred by an Indemnitee in connection with or arising out of the taking by Wilmington Trust Company, as Owner Trustee, of the foregoing actions. In addition, the undersigned Lessees hereby consent to the taking by the Owner Trustee of the foregoing actions.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

BORDERS GROUP, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Chief Financial Officer

BORDERS, INC., as a Lessee and a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

WALDEN BOOK COMPANY, INC., as a Lessee and a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

WALDENBOOKS PROPERTIES, INC., as a Lessee and a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS PROPERTIES, INC., as a Lessee and a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

PLANET MUSIC, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS ONLINE,LLC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS OUTLET, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS FULFILLMENT, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

THE LIBRARY, LTD., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS ONLINE, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By: /S/ JOSEPH B. FELL
Name Printed: Joseph B. Fell
Title: Assistant Vice President

SAM PROJECT FUNDING CORP. I

By: /S/ LORI GEBRON
Name Printed: Lori Gebron
Title: Vice President

SUNTRUST BANK, as Co-Arranger, Documentation Agent, Administrative Agent and a Lender

By: /S/ WILLIAM C. HUMPHRIES
Name Printed: William C. Humphries
Title: Director

FLEET NATIONAL BANK, as Co-Arranger and Syndication Agent

By:
Name Printed:
Title:

PNC BANK NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ SHARON L. GEFFEL
Name Printed: Sharon L. Geffel
Title: Assistant Vice President

COMERICA BANK, as a Departing Lender

By: /S/ DAVID C. BIRD
Name Printed: David C. Bird
Title: Vice President

HIBERNIA NATIONAL BANK, as a Lender

By: /S/ LAURA K. WATTS
Name Printed: Laura K. Watts
Title: Vice President

THE BANK OF NEW YORK, as a Lender

By: /S/ WILLIAM BARNUM
Name Printed: William Barnum
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ THOMAS L. BAYER
Name Printed: Thomas L. Bayer
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ WILLIAM F. FOX
Name Printed: William F. Fox
Title: Vice President

NATIONAL CITY BANK, as a Departing Lender

By: /S/ BRIAN R. STRAYTON
Name Printed: Brian R. Strayton
Title: Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By: /S/ RANDALL R. MECK
Name Printed: Randall R. Meck
Title: Vice President

SCHEDULE II

Commitments of Lenders

Name of Lender	Address for Notices	Amount of Commitment	Ratable Share
SunTrust Bank	303 Peachtree Street Atlanta, GA 30308 Attn.: Jonathan Simon Fax No.: 404/588-8506	$5,000,000	20%

Hibernia National Bank	313 Carondelet Street 6th Floor New Orleans, Louisiana 70130 Attn: Matt Breaux Fax No.: 504/533-5344	$5,000,000	20%

Merrill Lynch Business Financial Services Inc.	222 North LaSalle Street 17th Floor Chicago, Illinois 60601 Attn: Valerie Moore Fax No.: 312/269-1379	$15,000,000	60%